GLOBAL TELESAT CORP.

MARCH 31, 2011 AND 2010

TABLE OF CONTENTS

Page No.

Financial Statements

Balance Sheets	2

Statements of Operations	3

Statements of Changes in Stockholder’s Equity (Deficit)	4

Statements of Cash Flows	5

Notes to the Financial Statements	6-11

GLOBAL TELESAT CORP.

BALANCE SHEETS

	MARCH 31,
	2011	2010
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$30,668	$93,015
Accounts receivable	9,941	5,820
Loans and other receivables	73,881	60,000
Inventory	38,625	72,375
Investments	246,921	273,542
Prepayments and other current assets	236,355	112,227

Total current assets	636,391	616,979

PROPERTY AND EQUIPMENT, at cost net of accumulated depreciation of $3,220 in 2011	125,000	-

TOTAL ASSETS	$761,391	$616,979

LIABILITIES AND STOCKHOLDER’S EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	26,407	6,195
Accrued expenses	306,575	248,880
Notes payable - current portion	131,106	363,478

Total current liabilities	464,088	618,553

LONG-TERM DEBT
Notes payable - net of current portion (includes shareholder loans of $312,340 and $0 at March 31, 2011 and 2010, respectively.	852,155	670,922

Total liabilities	1,316,243	1,289,475

STOCKHOLDER’S EQUITY (DEFICIT)
Common stock, no par, 100 shares authorized, issued and outstanding	100	100
Accumulated other comprehensive loss	(462,516)	(374,973)
Accumulated deficit	(92,436)	(297,623)

Total stockholder’s equity (deficit)	(554,852)	(672,496)

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY (DEFICIT)	$761,391	$616,979

The accompanying notes are an integral part of these financial statements.

GLOBAL TELESAT CORP.

STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED MARCH 31,
	2011	2010

SALES	$129,100	$45,259

COST OF GOODS SOLD	91,583	55,314

GROSS PROFIT (LOSS)	37,517	(10,055)

OPERATING EXPENSES

Selling expenses	53,183	8,103
General and administrative expenses	32,845	44,765

	86,028	52,868

LOSS FROM OPERATIONS	(48,511)	(62,923)

OTHER EXPENSES
Interest expense	10,087	15,018
Realized loss on investments	11,290	-

	21,377	15,018

LOSS BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	(69,888)	(77,941)

PROVISION (BENEFIT) FOR INCOME TAXES	500	15,270

NET LOSS	$(70,388)	$(93,211)

The accompanying notes are an integral part of these financial statements.

GLOBAL TELESAT CORP.

STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY (DEFICIT)

	Common Stock
	Number of Shares	Amount	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)	Total

Balance - December 31, 2010	100	$100	$(392,128)	$(77,964)	$(469,992)

Comprehensive income
Net loss			(70,388)		(70,388)
Other comprehensive income:
Net unrealized gain (loss) on investments				(14,472)	(14,472)

Balance – March 31, 2011	100	$100	$(462,516)	$(92,436)	$(554,852)

The accompanying notes are an integral part of these financial statements

GLOBAL TELESAT CORP.

STATEMENTS OF CASH FLOWS

	THREE MONTHS ENDED MARCH 31,
	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(70,388)	$(93,211)

Adjustments to reconcile net income (loss) to net cash used in operating activities:
Accounts receivable	(9,941)	101,376
Other receivables	(73,881)	-
Inventory	(750)	49,633
Prepayments and other current assets	65,580	(111,218)
Accounts payable	(5,143)	(7,471)
Accrued expenses	56,174	90,522

Net cash used in operating activities	(38,349)	29,631

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase and sales of investments	49,350	(44,037)

Net cash provided by (used in) investing activities	49,350	(44,037)

CASH FLOWS FROM FINANCING ACTIVITIES
Advance of loan receivable	-	(10,000)
Repayment of notes payable	(21,098)	(33,216)

Net cash provided by (used in) financing activities	(21,098)	(43,216)

NET DECREASE IN CASH	(10,097)	(57,622)
CASH - BEGINNING OF PERIOD	40,765	150,637
CASH - END OF PERIOD	$30,668	$93,015

SUPPLEMENTAL INFORMATION:
Income taxes paid	$5,750	$9,890
Interest paid	$7,077	$12,065

The accompanying notes are an integral part of these financial statements

GLOBAL TELESAT CORP.

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2011 AND 2010

NOTE 1 - ORGANIZATION OF COMPANY AND OPERATION

Global Telesat Corp. (the “Company”) was organized in the state of Virginia on June 27, 2003 to primarily take advantage of the US Government’s requirement for highly specialized tracking and surveillance technology. Since formation, the Company has become a  provider of asset tracking and monitoring solutions for governments, commercial users and individuals. The Company provides custom made tracking and monitoring systems and devices and specializes in providing service using the extensive Globalstar low orbit satellite network.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition
Revenues from sales are recorded when all four of the following criteria are met: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred and title has transferred or services have been rendered; (3) our price to the buyer is fixed or determinable; and (4) collectability is reasonably assured.

Accounts Receivable
Accounts receivable are stated at amounts due from customers net of an allowance for doubtful accounts. Management reviews the accounts receivable for potential doubtful accounts and maintains an allowance for estimated uncollectible amounts, which was 0 at March 31, 2011 and 2010. Accounts receivable are written-off when management determines that they become uncollectible.

Inventory
Inventory is stated at the lower of costs, determined on a first-in, first-out basis, or market, which represents management’s best estimate of market value. Management regularly reviews inventory quantities on hand and records a provision for excess and obsolete inventory based primarily on forecasts of future product demand.

Concentrations of Risk
Financial instruments which potentially subject Global Telesat Corp. to concentrations of risk, consist of cash and cash equivalents and investments.

Cash
The Company places its U.S. cash balances with high credit quality financial institutions.  Under the current FDIC’s Dodd-Frank Wall Street Reform and Consumer Protection Act the Company’s non-interest bearing business checking accounts were fully insured through December 31, 2012. In addition, the Company maintains cash balances in the United Kingdom, which did not exceed United Kingdom Financial Services Authority (“FSA”) limits.

Investments
The Company places its temporary cash investments and equity securities with brokerage firms and limits the amount of credit exposure to any one firm.  These balances are insured up to $500,000 by the Securities Investor Protection Corporation (SIPC).  At March 31, 2011 and 2010, the Company’s investment balances did not exceed SIPC insurable limits.

Cash Equivalents
Highly liquid investments with original maturities of three months or less are classified as cash equivalents.

Investments
The Company carries its investments in equity securities at fair value, based on quoted market prices.  Security transactions are recorded on a trade date basis. Realized gains and losses are determined by the specific identification method and are included in income. Unrealized gains and losses on securities available-for-sale are reported as a component of accumulated other comprehensive income.

Management determines the appropriate classification of its investments at the time of purchase and reevaluates such determination at each balance sheet date.  Equity securities are classified as “available-for-sale.”  At March 31, 2011 and 2010, the Company had no trading securities, or investments in debt securities that it plans to hold to maturity.

GLOBAL TELESAT CORP.

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2011 AND 2010

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and Equipment
Property and equipment is stated at cost. Depreciation is computed on the straight-line method based on the estimated useful lives of the assets.

Income Taxes
Generally accepted accounting principles in the United States (GAAP) prescribe a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements.  It also provides guidance on derecognition, measurement and classification of amounts relating to uncertain tax positions, accounting for interest and penalties and disclosures.  As of March 31, 2011, the Company had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements.

The Company’s income tax returns for the years ended December 31, 2007 through December 31, 2010 can still be examined by the taxing authorities.

The Company records provisions for federal and various state income taxes based on year-end income.

The Company recognizes deferred tax assets and liabilities for the estimated future tax effects of events that will be recognized in its financial statements or tax returns. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. A valuation allowance will be established, when necessary, to reduce deferred tax assets to the amount of future tax benefits expected to be realized. Unexpired net operating losses amount to approximately $87,000, which can be utilized under certain circumstances as a carry-back of 2 years.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - ACCOUNTS RECEIVABLE

	March 31,
Accounts receivable are as follows:	2011	2010

Cornerturn	$9,500	$-
Eastcor Engineering	441	70
Global Telesat Communications	-	5,750
	$9,941	$5,820

NOTE 4 - INVENTORY

	March 31,
Inventory consists of the following:	2011	2010

Modems	$38,625	$72,375

GLOBAL TELESAT CORP.

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2011 AND 2010

NOTE 5 - INVESTMENTS

Investments are initially recorded at their acquisition cost (including brokerage and other transaction fees) if purchased and at fair value if they were received as a contribution.

GAAP define fair value, establishes a framework for measuring fair value, and establishes a fair value hierarchy, which prioritizes the inputs to valuation techniques.  Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market.  Valuation techniques that are consistent with the market, income or cost approach, as specified by GAAP, are used to measure fair value.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels:

Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 inputs are inputs (other than quoted prices included within level 1) that are observable for the asset or liability, either directly or indirectly.

Level 3 are unobservable inputs for the asset or liability and rely on management’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.  (The unobservable inputs should be developed based on the best information available in the circumstances and may include the Company’s own data.)

The Company’s fair value investments consist of an investment in World Surveillance Group Inc. which has been measured using level 1 in the fair value hierarchy. The fair value of this investment was $246,921 and $273,542 at March 31, 2011 and 2010, respectively.

NOTE 6 - PREPAID ASSETS AND OTHER CURRENT ASSETS

	March 31,
	2011	2010

Engineering costs	$125,000	$-
Globalstar voice credits	68,355	39,412
Hardware/Airtime	-	18,934
Deposit - Airship	-	50,000
Income taxes	43,000	3,881
	$236,355	$112,227

GLOBAL TELESAT CORP.

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2011 AND 2010

NOTE 7 - PROPERTY AND EQUIPMENT

Property and equipment is stated at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful lives of the related assets. Management capitalizes items in excess of $1,000. Minor replacements and maintenance and repairs items are charged to expenses as incurred. Upon disposal or retirement of assets, the cost and related accumulated depreciation are removed from the balance sheet and the Company recognizes a gain or loss.

On April 15, 2010, the Company purchased, for $250,000, a 50% ownership in an airship, which requires further development and engineering work before it can be used to demonstrate to existing and potential customers. The airship was purchased from Sanswire Corp., whose name changed to World Surveillance Group Inc. On May 25, 2011 World Surveillance Group Inc. purchased Global Telesat Corp. (See Note 14 - Subsequent Events).

The Company entered into an agreement with Eastcor Engineering LLC and assigned 50% of its ownership interest or 25% ownership of the airship to Eastcor. Eastcor will complete the development of the airship to become an unmanned remote controlled airship designated as SkySat thereby enhancing the value of the Company.

	March 31,
	2011	2010
Airship (25% interest)	$125,000	$-
Office equipment	3,220	3,220
	128,220	3,220
Less: Accumulated depreciation	3,220	3,220

Total	$125,000	-

There was no depreciation expense for the three months ended March 31, 2011 and 2010.

NOTE 8 - ACCOUNTS PAYABLE

Accounts payable are as follows:	March 31,
	2011	2010
Legal	$16,729	$-
Eastcor Engineering	1,668	-
American Express	8,010	6,086
Barclays Visa	-	109

Total	$26,407	$6,195

GLOBAL TELESAT CORP.

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2011 AND 2010

NOTE 9 - ACCRUED EXPENSES

	March 31,
Accrued expenses payable are as follows:	2011	2010
Consulting fees	$243,173	$111,923
Other liabilities	-	48,830
Legal fees	5,625	22,206
Accounting fees	40,000	27,500
Interest expense	15,506	10,126
Income taxes	500	23,902
Payroll taxes	1,039	4,105
Tax penalties	732	288
	$306,575	$248,880

NOTE 10 - NOTES PAYABLE

Notes payable are due to the following:

	March 31,
	Due On	Interest Rate	2011	2010
Rose Nominees (A)	Nov. 1, 2015	6%	$670,921	$784,400

Rose Nominees	Demand	8%	-	250,000

Growth Enterprise (B)	May 14, 2015	3%	262,340	-

Growth Enterprise (B)	June 10, 2015	3%	50,000	-

Total			$983,261	$1,034,400
Less current portion - due in one year			131,106	363,478
Long-term portion – due in over one year			$852,155	$670,922

Current maturities of notes payable are as follows:

2011	131,106
2012	139,193
2013	147,778
2014	156,892
2015	408,292

(A)  January 1, payments due are made in December
(B)  Related party – stockholder loan.

GLOBAL TELESAT CORP.

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2011 AND 2010

NOTE 11 – INCOME TAXES

Federal and state income tax provision (benefit) for the three months ended March 31, 2011 and 2010 was computed at statutory income tax rates and is presented below:

	2011	2010

Federal:
Current	$-	$-
Deferred	-	-

State:
Current	500	15,270
Deferred	-	-

Income tax (benefit) provision	$500	$15,270

GLOBAL TELESAT CORP.

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2011 AND 2010

NOTE 12 – COMMITMENTS AND CONTINGENCIES

The Company leases its office facilities in Easton, MD under a month-to-month operating lease and has no commitments or future minimum lease payments remaining.

Rent expense amounted to $11,241 and $6,381 for the quarters ended March 31, 2011 and 2010, respectively

NOTE 13 – RELATED PARTY TRANSACTIONS

The Company made payments of $71,316 during the first quarter of 2011 and $6,000 during the first quarter of 2010 to affiliated companies controlled and owned by the President of Global Telesat Corp. In addition to general management services, these affiliated companies also provided website, legal, accounting and administrative support.

The Company purchases and sells satellite communication hardware and airtime with an affiliated company when pricing provides a modest discount to those used in transacting business with unrelated parties. During the first three months in 2011 and 2010, the Company recorded sales to an affiliated company of $97,737 and $30,807, respectively, and purchases from the affiliated company of $2,012 and $16,704, respectively.

Sanswire Corp., now World Surveillance Group Inc., sold a 50% ownership in an airship to the Company on April 15, 2010 for $250,000 (See Note 7 - Property and Equipment). In addition, the Company has investments in World Surveillance Group, Inc.

NOTE 14 - SUBSEQUENT EVENTS

The Company has evaluated its subsequent events through August 5, 2011, the date the accompanying financial statements were available to be issued. The Company has the following material subsequent events:

On May 25, 2011 Global Telesat Corp. entered into a Stock Purchase Agreement (the “Acquisition Agreement”) with World Surveillance Group (f/k/a Sanswire Corp.) pursuant to which, World Surveillance Group Inc. acquired 100% of the outstanding capital stock of the Company. Upon settlement of the acquisition the sole stockholder of Global Telesat Corp. repaid all notes payable.